united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company, 1209 Orange Street Wilmington, DE  19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/22

Item 1. Reports to Stockholders.

Pinnacle Sherman Multi-Strategy Core Fund

Class A Shares (APSHX)
Class C Shares (CPSHX)
Class I Shares (IPSHX)

Annual Report
September 30, 2022

1-888-985-9830
www.pinnacledynamicfunds.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

Pinnacle Sherman Multi Strategy Core Fund

Dear Shareholders:

We are pleased to present you with the Annual Report for September 30, 2022 for the Pinnacle Sherman Multi Strategy Core Fund.

Pinnacle Sherman Multi Strategy Core Fund (the Fund)

As of September 30, 2022, the Fund returned the following (Inception date October 1, 2015):

Pinnacle Sherman Multi Strategy Core Fund Share Class	1 Year	Since Inception
Class A share (APSHX) – load waived	-12.74%	3.89%
Class C share (CPSHX) – No Load	-13.42%	3.11%
Class I share (IPSHX)	-12.55%	4.15%
Load Adjusted
Class A share (APSHX)	-17.74%	3.02%

Past Performance does not guarantee future results. It is not possible to invest directly in an index or category average. The maximum sales charge for Class A Shares is 5.75%. Class A Share investors may be eligible for a reduction in sales charges. *The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 1.82% for Class A, 2.57% for Class C and 1.57% for Class I. The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the fund, at least until July 31, 2023, to ensure that the net annual fund operating expenses will not exceed 1.49%, 2.24%, and 1.24% attributable to Class A, C, and I shares respectively, subject to possible recoupment from the Fund in future years. Please review the Fund’s Prospectus for more detail on the expense waiver. For performance information current to the most recent month end, please call toll-free 1-888-985-9830.

During the same time periods (1 year and since inception (10/1/15)) the Fund’s primary benchmark, the Dow Jones Moderately Aggressive Portfolio Index®, declined -18.88% and gained 6.49% respectively and the average of the Fund’s Morningstar category, Morningstar Tactical Allocation®, declined -14.03% and gained 3.45% respectively.

The year end 9/30/2022 has been a challenging environment, as markets have experienced several headwinds: increasing and elevated inflation, war in Europe (Russia/Ukraine), an increasing federal funds rate, yields rising in the bond market causing decreasing bond values, speculation of recession, etc. While the 4th quarter of 2021 continued to see a strong domestic equity market, each quarter end since then (3/31/22, 6/30/22, 9/30/22) has only seen a quarterly decline in stocks to varying degrees.

5957-NLD-11012022

During these weak equity markets over the past year, the declines in the bond market have only compounded the struggle. For example, over the past year (end 9/30/2022) the Bloomberg US Aggregate Bond Index Total Return declined -14.60%. That means a balanced portfolio of 60% S&P 500 TR (-15.47% past one year as of 9/30/22) and 40% Bloomberg US Aggregate Bond Index Total Return declined -15.12% over the past one year. This is one of the worst one-year returns for a 60/40 balanced portfolio.

In light of this its easy to see why this year has seemed to be so difficult…because it has been difficult! While we would always like it if the Fund wasn’t down -12.48% (I shares class) over the past year, it’s done slightly better than the S&P 500 Total Return, the Bloomberg US Aggregate Bond Index Total Return, the Dow Jones Moderately Aggressive Portfolio Index® (its benchmark), and its Morningstar category average (Morningstar Tactical Allocation®).

If we consider the past three years and the varying circumstances, including unprecedented ones (COVID) that the Fund has navigated, we are pleased with the total return and how it has compared to other metrics:

	1 Year as of 9/30/2020	1 Year as of 9/30/2021	1 Year as of 9/30/2022	Full Three Years 10/1/2019- 09/30/2022
IPSHX – Multi Strategy	15.10	14.01	-12.55	4.72
MSTAR Tactical Category	3.17	19.09	-14.03	2.20
DJ Moderately Aggressive TR	6.79	25.50	-18.88	2.82
S&P 500 TR	15.15	30.00	-15.47	8.16
Bloomberg US Agg Bond Index TR	6.97	-0.90	-14.60	-3.26
60%S&P500TR/40%USAGGBNDTR	11.85	17.64	-15.12	3.89

Using a combination of risk management signals, rather than relying too heavily on one indicator has enabled the Fund to have varying degrees of equity exposure throughout the past year, and the past three years. We believe this is preferable to an all or nothing type approach when only relying on a single indicator. This is done without the use of derivatives.

Also, during this past year, we’ve seen the short-term indicator be the most effective in mitigating risk. This is of note because the past several years it had been the underperformer of the Fund’s risk management signals. However, we kept it in the portfolio since it’s a 25% position and we believed it was still possible to have market environments where it would be favored. Did we believe it would be this past year? Of course not. But that’s the point, we don’t know how the equity markets will unfold moving forward so we incorporate several risk management signals to try and lessen the impact of negative equity markets, while hopefully still participating enough for good returns during positive equity environments.

5957-NLD-11012022

Definitions/Glossary

Dow Jones Moderately Aggressive Portfolio Index® – A global benchmark that takes 80% of the risk of the global securities market. It is a total return index that is a time-varying weighted average of stocks, bonds, and cash. The Index is the efficient allocation of stocks, bonds, and cash in a portfolio with 80% of the risk of the Dow Jones Aggressive Portfolio Index. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

Morningstar Tactical Allocation® – Asset weighted category average of US based open end mutual funds that Morningstar has assigned to this category. Tactical Allocation portfolios seek to provide capital appreciation and income by actively shifting allocations between asset classes. These portfolios have material shifts across equity regions, and bond sectors on a frequent basis. Returns do reflect internal fees and expenses of the funds included in this category, but returns do not reflect any sales charges. The category average is not available for direct investment.

S&P 500®Total Return- The S&P 500® Total Return Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. Returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

The Bloomberg US Aggregate Bond Index Total Return measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass throughs), ABS and CMBS (agency and non-agency).

Past Performance does not guarantee future results.

It is not possible to invest in an index or category average.

5957-NLD-11012022

PINNACLE SHERMAN MULTI-STRATEGY CORE FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2022

The Fund’s performance figures* for the year ended September 30, 2022, compared to its benchmark:

				Annualized
		Annualized	Annualized	Inception*** -
	One Year	Three Years	Five Years	September 30, 2022
Pinnacle Sherman Multi-Strategy Core Fund - Class A	(12.74)%	4.48%	2.27%	3.89%
Pinnacle Sherman Multi-Strategy Core Fund - Class A with load	(17.74)%	2.45%	1.06%	3.02%
Pinnacle Sherman Multi-Strategy Core Fund - Class C	(13.42)%	3.68%	1.50%	3.11%
Pinnacle Sherman Multi-Strategy Core Fund - Class I	(12.55)%	4.72%	2.51%	4.15%
Dow Jones Moderately Aggressive Portfolio Index **	(18.88)%	2.82%	3.95%	6.49%

*	Performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses, before any fee waivers, are 1.82% for Class A shares, 2.57% for Class C shares and 1.57% for Class I shares per the February 1, 2022 prospectus. Redemptions made within 60 days of purchase may be assessed a redemption fee of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-888-985-9830.

**	Dow Jones Moderately Aggressive Portfolio Index® – A global benchmark that takes 80% of the risk of the global securities market. It is a total return index that is a time-varying weighted average of stocks, bonds, and cash. The Index is the efficient allocation of stocks, bonds, and cash in a portfolio with 80% of the risk of the Dow Jones Moderately Aggressive Portfolio Index. The Index is calculated on a total return basis with dividends reinvested. The Index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

***	Inception date is October 1, 2015.

PINNACLE SHERMAN MULTI-STRATEGY CORE FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2022

Comparison of the Change in Value of a $10,000 Investment

The Fund’s holdings by asset class as of September 30, 2022 are as follows:

Asset Class	% of Net Assets
Exchange Traded Funds - Fixed Income	27.0%
Money Market Fund	73.0%
Other Assets In Excess of Liabilities	0.0	% *
	100.0%

*	Less than 0.1%

Please refer to the Schedule of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

PINNACLE SHERMAN MULTI-STRATEGY CORE FUND
SCHEDULE OF INVESTMENTS
September 30, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 27.0%
	FIXED INCOME - 27.0%
84,120	First Trust Enhanced Short Maturity ETF	$4,989,998
50,480	PIMCO Enhanced Short Maturity Active ETF	4,990,453
		9,980,451

	TOTAL EXCHANGE-TRADED FUNDS (Cost $10,001,141)	9,980,451

	SHORT-TERM INVESTMENTS — 73.0%
	MONEY MARKET FUNDS - 73.0%
27,026,715	First American Government Obligations Fund, Class X, 2.77% (Cost $27,026,715)(a)	27,026,715

	TOTAL INVESTMENTS - 100.0% (Cost $37,027,856)	$37,007,166
	OTHER ASSETS IN EXCESS OF LIABILITIES- 0.0%*	9,155
	NET ASSETS - 100.0%	$37,016,321

ETF - Exchange-Traded Fund

* - Less than 0.05% of Net Assets

See Accompanying Notes to Financial Statements.

Pinnacle Sherman Multi-Strategy Core Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2022

ASSETS
Investment Securities:
At cost	$37,027,856
At value	37,007,166
Dividends and interest receivable	48,169
Prepaid expenses and other assets	21,735
TOTAL ASSETS	37,077,070

LIABILITIES
Payable to related parties	14,970
Distribution (12b-1) fees payable	9,476
Investment advisory fees payable	5,175
Trustee fees payable	3,615
Payable for Fund shares repurchased	300
Accrued expenses and other liabilities	27,213
TOTAL LIABILITIES	60,749
NET ASSETS	$37,016,321

Net Assets Consist Of:
Paid in capital	$44,425,845
Accumulated losses	(7,409,524)
NET ASSETS	$37,016,321

Net Asset Value Per Share:
Class A Shares:
Net Assets	$7,947,376
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	786,298
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$10.11
Maximum offering price per share (maximum sales charge of 5.75%)	$10.73

Class C Shares:
Net Assets	$9,951,076
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,039,676
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$9.57

Class I Shares:
Net Assets	$19,117,869
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,866,322
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$10.24

(a)	Redemptions made within 60 days of purchase may be assessed a redemption fee of 1.00%.

NAV does not recalculate due to rounding of shares of beneficial interest outstanding.

See Accompanying Notes to Financial Statements.

Pinnacle Sherman Multi-Strategy Core Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2022

INVESTMENT INCOME
Dividends	$460,792
Interest	127,877
TOTAL INVESTMENT INCOME	588,669

EXPENSES
Investment advisory fees	519,449
Distribution (12b-1) fees:
Class A	24,859
Class C	122,877
Administrative services fees	55,858
Registration fees	50,009
Transfer agent fees	42,060
Accounting services fees	24,455
Compliance officer fees	21,842
Printing and postage expenses	21,735
Audit fees	21,344
Third party administrative servicing fees	17,014
Legal fees	16,775
Trustees fees and expenses	14,072
Custodian fees	6,536
Insurance expense	3,304
Other expenses	3,581
TOTAL EXPENSES	965,770

Less: Fees waived / expenses reimbursed by the adviser	(175,049)
NET EXPENSES	790,721
NET INVESTMENT LOSS	(202,052)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss from security transactions and foreign currency transactions	(5,287,969)
Net change in unrealized depreciation on investments	(758,068)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(6,046,037)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,248,089)

See Accompanying Notes to Financial Statements.

Pinnacle Sherman Multi-Strategy Core Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2022	2021
FROM OPERATIONS
Net investment loss	$(202,052)	$(320,813)
Net realized gain (loss) from security transactions	(5,287,969)	11,691,895
Net change in unrealized appreciation (depreciation) on investments	(758,068)	(4,861,011)
Net increase (decrease) in net assets resulting from operations	(6,248,089)	6,510,071

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid:
Class A	(1,679,896)	—
Class C	(2,120,523)	—
Class I	(5,619,671)	—
Net decrease in net assets resulting from distributions to shareholders	(9,420,090)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	487,950	3,821,283
Class C	208,980	1,694,448
Class I	5,386,125	15,421,411
Net asset value of shares issued in reinvestment of distributions:
Class A	1,627,898	—
Class C	1,906,357	—
Class I	5,278,791	—
Payments for shares redeemed:
Class A	(3,142,889)	(1,624,832)
Class C	(2,189,083)	(1,046,691)
Class I	(23,324,321)	(14,285,243)
Redemption fee proceeds:
Class A	282	201
Class C	350	1
Class I	840	3,414
Net increase (decrease) in net assets resulting from shares of beneficial interest	(13,758,720)	3,983,992

TOTAL INCREASE (DECREASE) IN NET ASSETS	(29,426,899)	10,494,063

NET ASSETS
Beginning of Year	66,443,220	55,949,157
End of Year	$37,016,321	$66,443,220

See Accompanying Notes to Financial Statements.

Pinnacle Sherman Multi-Strategy Core Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	September 30,	September 30,
	2022	2021
SHARE ACTIVITY
Class A:
Shares Sold	39,086	277,996
Shares Reinvested	132,027	—
Shares Redeemed	(265,222)	(117,060)
Net increase (decrease) in shares of beneficial interest outstanding	(94,109)	160,936

Class C:
Shares Sold	17,984	128,482
Shares Reinvested	162,243	—
Shares Redeemed	(205,014)	(79,233)
Net increase (decrease) in shares of beneficial interest outstanding	(24,787)	49,249

Class I:
Shares Sold	452,752	1,104,167
Shares Reinvested	422,980	—
Shares Redeemed	(2,009,187)	(1,106,913)
Net decrease in shares of beneficial interest outstanding	(1,133,455)	(2,746)

See Accompanying Notes to Financial Statements.

Pinnacle Sherman Multi-Strategy Core Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
Class A	September 30, 2022	September 30, 2021		September 30, 2020	September 30, 2019	September 30, 2018
Net asset value, beginning of year	$13.48	$11.84		$10.36	$11.71	$11.61
Activity from investment operations:
Net investment income (loss) (1)	(0.04)	(0.07)		(0.05)	0.04	(0.01)
Net realized and unrealized gain (loss) on investments	(1.31)	1.71		1.58	(1.04)	0.80
Total from investment operations	(1.35)	1.64		1.53	(1.00)	0.79
Less distributions from:
Net investment income	—	—		(0.05)	—	—
Net realized gains	(2.02)	—		—	(0.35)	(0.69)
Total distributions	(2.02)	—		(0.05)	(0.35)	(0.69)
Paid-in-Capital From Redemption Fees (1) (6)	0.00	0.00		0.00	0.00	0.00
Net Asset Value, at end of year	$10.11	$13.48		$11.84	$10.36	$11.71
Total return (2)	(12.74)%	13.85	% (7)	14.81%	(8.31)%	6.96%
Net assets, at end of year (000s)	$7,947	$11,864		$8,519	$7,047	$17,779
Ratio of gross expenses to average net assets (3)(4)	1.84%	1.67%		1.85%	1.78%	1.61%
Ratio of net expenses to average net assets (4)	1.49%	1.49%		1.49%	1.49%	1.49%
Ratio of net investment income (loss) to average net assets (4)(5)	(0.33%)	(0.48%)		(0.42)%	0.37%	(0.05)%
Portfolio Turnover Rate	1127%	551%		560%	607%	402%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the adviser not waived fees and/or reimbursed a portion of its expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Amount represents less than $0.01 per share.

(7)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See Accompanying Notes to Financial Statements.

Pinnacle Sherman Multi-Strategy Core Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
Class C	September 30, 2022	September 30, 2021		September 30, 2020	September 30, 2019	September 30, 2018
Net asset value, beginning of year	$12.95	$11.46		$10.06	$11.46	$11.46
Activity from investment operations:
Net investment loss (1)	(0.12)	(0.16)		(0.11)	(0.03)	(0.09)
Net realized and unrealized gain (loss) on investments	(1.24)	1.65		1.51	(1.02)	0.78
Total from investment operations	(1.36)	1.49		1.40	(1.05)	0.69
Less distributions from:
Net realized gains	(2.02)	—		—	(0.35)	(0.69)
Total distributions	(2.02)	—		—	(0.35)	(0.69)
Paid-in-Capital From Redemption Fees (1) (6)	0.00	0.00		0.00	0.00	0.00
Net Asset Value, at end of year	$9.57	$12.95		$11.46	$10.06	$11.46
Total return (2)	(13.42)%	13.00	% (7)	13.92%	(8.95)%	6.15%
Net assets, at end of year (000s)	$9,951	$13,781		$11,637	$12,104	$26,079
Ratio of gross expenses to average net assets (3)(4)	2.60%	2.42%		2.60%	2.53%	2.36%
Ratio of net expenses to average net assets (4)	2.24%	2.24%		2.24%	2.24%	2.24%
Ratio of net investment loss to average net assets (4)(5)	(1.08%)	(1.24)%		(1.05)%	(0.31)%	(0.80)%
Portfolio Turnover Rate	1127%	551%		560%	607%	402%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the adviser not waived fees and/or reimbursed a portion of its expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment loss by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Amount represents less than $0.01 per share.

(7)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See Accompanying Notes to Financial Statements.

Pinnacle Sherman Multi-Strategy Core Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
Class I	September 30, 2022	September 30, 2021		September 30, 2020	September 30, 2019	September 30, 2018
Net asset value, beginning of year	$13.60	$11.92		$10.45	$11.77	$11.66
Activity from investment operations:
Net investment income/(loss) (1)	(0.01)	(0.03)		(0.02)	0.07	0.02
Net realized and unrealized gain (loss) on investments	(1.33)	1.71		1.59	(1.04)	0.79
Total from investment operations	(1.34)	1.68		1.57	(0.97)	0.81
Less distributions from:
Net investment income	—	—		(0.10)	—	(0.01)
Net realized gains	(2.02)	—		—	(0.35)	(0.69)
Total distributions	(2.02)	—		(0.10)	(0.35)	(0.70)
Paid-in-Capital From Redemption Fees (1)(6)	0.00	0.00		0.00	0.00	0.00
Net Asset Value, at end of year	$10.24	$13.60		$11.92	$10.45	$11.77
Total return (2)	(12.55)%	14.09	% (7)	15.10%	(8.01)%	7.16%
Net assets, at end of year (000s)	$19,118	$40,798		$35,793	$14,431	$50,191
Ratio of gross expenses to average net assets (3)(4)	1.56%	1.42%		1.60%	1.53%	1.36%
Ratio of net expenses to average net assets (4)	1.24%	1.24%		1.24%	1.24%	1.24%
Ratio of net investment income/(loss) to average net assets (4)(5)	(0.12%)	(0.24)%		(0.17)%	0.67%	0.20%
Portfolio Turnover Rate	1127%	551%		560%	607%	402%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the adviser not waived fees and/or reimbursed a portion of its expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Amount represents less than $0.01 per share.

(7)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See Accompanying Notes to Financial Statements.

PINNACLE SHERMAN MULTI-STRATEGY CORE FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2022

1.	ORGANIZATION

The Pinnacle Sherman Multi-Strategy Core Fund (“Fund”) is a series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011. The Fund is a diversified series of the Trust. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The investment objective of the Fund is to seek high total return with reasonable risk. The Fund commenced operations on October 1, 2015.

The Fund currently offers Class A, Class C and Class I shares. Class C and Class I shares are offered at net asset value (“NAV”). Class A shares are offered at NAV plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”, including Accounting Standards Update 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined or, in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to the Adviser as its valuation designee (the “Valuation Designee”). The Board may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security

PINNACLE SHERMAN MULTI-STRATEGY CORE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine, the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Cash and Cash Equivalents – Cash and cash equivalents includes cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The assets of the Fund may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The counterparty is generally a single bank or other financial institution, rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Fund places deposits only with those counterparties which are believed to be creditworthy.

PINNACLE SHERMAN MULTI-STRATEGY CORE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying open-end investment companies are valued at their respective NAVs as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of trustees of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the NAV per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by a Fund will not change.

The Fund utilizes various methods to measure the fair value of all their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that a Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

PINNACLE SHERMAN MULTI-STRATEGY CORE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2022 for the Fund’s investments measured at fair value:

Pinnacle Sherman Multi-Strategy Core Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds - Fixed Income	$9,980,451	$—	$—	$9,980,451
Short-Term Investments	27,026,715	—	—	27,026,715
Total	$37,007,166	$—	$—	$37,007,166

The Fund did not hold any Level 3 securities during the year.

*	Refer to the Schedule of Investments for classification by asset class.

Security Transactions and Related Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities using the effective interest method.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results from operations, or net asset value per share of the Fund. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes – The Fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions for the year ended September 30, 2019 to September 30, 2021 or expected to be taken in the Fund’s September 30, 2022 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. federal, Ohio (Nebraska in years prior to 2019) and foreign jurisdictions where a Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

PINNACLE SHERMAN MULTI-STRATEGY CORE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and may be actively managed or represent a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities in which they invest, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2022 cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. government securities, amounted to the following:

Fund	Purchases	Sales
Pinnacle Sherman Multi-Strategy Core Fund	$375,598,161	$424,219,025

4.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund. For the year ended September 30, 2022, the redemption fees paid to the Fund were as follows:

Pinnacle Sherman Multi-Strategy Core Fund

Redemption Fee
$1,472

PINNACLE SHERMAN MULTI-STRATEGY CORE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Pinnacle Family Advisors, LLC serves as the Fund’s investment adviser (the “Adviser”).

Pursuant to an Advisory Agreement with the Trust on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Fund, paid monthly. For the year ended September 30, 2022, the Fund incurred $519,449 in advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until July 31, 2023 for the Fund to waive a portion of its advisory fees and reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs such as interest and dividend expenses on securities sold short, taxes, or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business) do not exceed 1.49% per annum of Class A average daily net assets, 2.24% per annum for Class C average daily net assets, and 1.24% per annum for Class I average daily net assets for the Fund (the “expense limitation”).

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s operating expenses attributable to Class A, Class C and Class I shares are subsequently less than the expense limitation, the Adviser shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the lesser of the expense limitation in place at the time of the waiver or at the time of the reimbursement. If the operating expenses attributable to the Class A, Class C and Class I shares subsequently exceed the expense limitation then in place or in place at time of waiver, the reimbursements shall be suspended. The Adviser may seek recoupment only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement only on 60 days’ notice to the Adviser. For the year ended September 30, 2022, the Adviser waived and/or reimbursed $175,049 for the Fund in advisory fees or expenses pursuant to the Waiver Agreement.

The following amounts are subject to recapture until the following dates:

	9/30/2023	9/30/2024	9/30/2025
Pinnacle Sherman Multi-Strategy Core Fund	$136,108	$115,526	$175,049

PINNACLE SHERMAN MULTI-STRATEGY CORE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

Distributor – The Trust, on behalf of the Fund, has adopted the Trust’s Class A and Class C Master Distribution and Shareholder Servicing Plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that a monthly service and/or distribution fee is calculated by the Fund up to an annual rate of 0.25% and 1.00% of the average daily net assets attributable to Class A shares and Class C shares, respectively, and is paid to Northern Lights Distributors, LLC (“the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. Pursuant to the Plans, the Fund incurred distribution fees during the year ended September 30, 2022 as follows:

	Class A	Class C
Pinnacle Sherman Multi-Strategy Core Fund	$24,859	$122,877

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the year ended September 30, 2022, the Distributor received $13,301 from front-end sales charge of which $1,823 was retained by the principal underwriter or other affiliated broker-dealers for the Fund’s Class A shares.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”) – UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to each Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the advisory agreement with the Adviser. As of September 30, 2022 the following held in excess of 25% of the voting securities of the Fund listed, for the sole benefit of customers and may be deemed to control the Fund:

		Percentage of Voting Securities as of
Fund	Shareholder	September 30, 2022
Pinnacle Sherman Multi-Strategy Core Fund	LPL Financial	29.6%

PINNACLE SHERMAN MULTI-STRATEGY CORE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes and its respective gross unrealized appreciation and depreciation at September 30, 2022, were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	(Depreciation)	(Depreciation)
$37,031,430	$—	$(24,264)	$(24,264)

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended September 30, 2022 and September 30, 2021 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2022	September 30, 2021
Ordinary Income	$5,726,745	$—
Long-Term Capital Gain	3,483,737	—
Return of Capital	209,608	—
	$9,420,090	$—

As of September 30, 2022, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings/
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Accumulated Deficit)
$—	$—	$(6,136,126)	$(1,249,134)	$—	$(24,264)	$(7,409,524)

The difference between book basis and tax basis accumulated net realized losses, and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $179,726.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $5,956,400.

As a result of the acquisition of another Fund during the fiscal year ended September 30, 2020, the Pinnacle Sherman Multi-Strategy Core Fund acquired $1,604,716 non-expiring short-term capital loss

PINNACLE SHERMAN MULTI-STRATEGY CORE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

carryover, which is available to offset future capital gains. The Fund has $1,249,134 of capital loss carryforward remaining. The Fund is subject to an annual limitation of $141,535 under the tax rules. At September 30, 2022, the Fund utilized capital loss carryforwards to offset current year capital gains of $141,535.

9.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in First American Government Obligations Fund (“First American”). The Fund may redeem its investment at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund will be directly affected by the performance of First American. The financial statements of First American, including the schedule of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of September 30, 2022, the percentage of the Fund’s net assets invested in First American was 73.0%,.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Pinnacle Sherman Multi-Strategy Core Fund and Board of Trustees of Northern Lights Fund Trust III

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pinnacle Sherman Multi-Strategy Core Fund (the “Fund”), a series of Northern Lights Fund Trust III, as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditors of one or more investment companies advised by Pinnacle Family Advisors, LLC since 2013.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 29, 2022

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

PINNACLE SHERMAN MULTI-STRATEGY CORE FUND
EXPENSE EXAMPLES (Unaudited)
September 30, 2022

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2022 through September 30, 2022.

Actual Expenses

The “Actual” columns in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual*		(5% return before expenses)
	Fund’s	Beginning	Ending
	Annualized	Account	Account	Expenses	Ending	Expenses
	Expense	Value	Value	Paid During	Account Value	Paid During
	Ratio	4/1/22	9/30/22	Period	9/30/22	Period
Pinnacle Sherman Multi-Strategy Core Fund – Class A	1.49%	$1,000.00	$917.40	$7.16	$1,017.60	$7.54
Pinnacle Sherman Multi-Strategy Core Fund – Class C	2.24%	$1,000.00	$913.20	$10.74	$1,013.84	$11.31
Pinnacle Sherman Multi-Strategy Core Fund – Class I	1.24%	$1,000.00	$917.60	$5.96	$1,018.85	$6.28

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

PINNACLE SHERMAN MULTI-STRATEGY CORE FUND
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2022

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended September 30, 2022, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

PINNACLE SHERMAN MULTI-STRATEGY CORE FUND
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2022

Renewal of Advisory Agreement –Pinnacle Sherman Multi-Strategy Core Fund (“Pinnacle MS” )*

In connection with a meeting held on May 24-25, 2022, the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between Pinnacle Family Advisors, LLC (“PFA”) and the Trust, with respect to Pinnacle MS. In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the Pinnacle MS and the Advisory Agreement.

The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Services. The Board considered that PFA was founded in 2008, managed approximately $315 million in assets and provided financial and estate planning, investment management, and business consulting services to individuals, families, and businesses. The Board reviewed the background information on PFA’s investment personnel servicing Pinnacle MS, noting their education and financial industry experience. The Board considered the role of the signals and models provided by a research service to guide the portfolio allocations of Pinnacle MS and acknowledged that PFA conducted ongoing due diligence, research, and analysis of such signals and models. The Board recognized that PFA’s risk management plan focused on individual investment risk, strategic risk, and model adherence risk and that all risks were monitored on an ongoing basis. The Board commented that PFA used a checklist to review Pinnacle MS’s compliance with its investment restrictions and that pre-and post-trade checklists were used to confirm trades with Pinnacle MS’s prospectus parameters. The Board discussed that PFA selected its broker-dealers on the basis of best execution standards. The Board noted that PFA reported no data security incidents. The Board concluded that it could expect PFA to continue providing high quality service to Pinnacle MS and its shareholders.

Performance.

Pinnacle MS—The Board observed that Pinnacle MS earned a two-star Morningstar rating, underperforming its peer group, Morningstar category, and benchmark over the 1-year period ended February 28, 2022. The Board recognized that Pinnacle MS outperformed its Morningstar category and peer group over the 3-year period and underperformed its benchmark over the same period. The Board discussed that PFA added a confirmation signal to the short-term portion of its strategy in an effort to reduce whipsaws and that the change appeared to benefit the performance of Pinnacle MS in the second half of the 1-year period. The Board acknowledged PFA’s statement that the performance of Pinnacle MS over the 1-year and 3-year periods was more indicative of

PINNACLE SHERMAN MULTI-STRATEGY CORE FUND
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2022

PFA’s ability to provide reasonable returns due to the changes that PFA made to Pinnacle MS’s strategy in 2019. The Board acknowledged that Pinnacle MS had demonstrated strong returns over various periods in the past. The Board concluded that the performance of Pinnacle MS was acceptable.

Fees and Expenses.

Pinnacle MS—The Board noted that Pinnacle MS’s annual advisory fee was on par with the peer group median, slightly below the peer group average, and higher than the Morningstar category median and average. The Board considered that Pinnacle MS’s fees and expenses were generally in line with those of the peer group, and that many of the funds within the Morningstar category had much higher assets than Pinnacle MS or were part of a larger fund family. The Board also considered that Pinnacle MS had acquired fund fees and expenses imbedded in its expense ratios due to investments in ETFs whereas some funds in the Morningstar category did not invest in ETFs. The Board concluded that the advisory fee for Pinnacle MS was not unreasonable.

Economies of Scale. The Board discussed the size of Pinnacle MS and its prospects for growth, noting that PFA was willing to discuss breakpoints when the combined assets of Pinnacle MS reached a specified asset level. The Board agreed that it would continue to evaluate economies at the Fund level, as well as Pinnacle MS’s combined assets. The Board agreed that, in light of the expense limitation agreements, which effectively provided shareholders with some benefits of scale despite lower asset levels of Pinnacle MS, and PFA’s willingness to consider breakpoints as Pinnacle MS grew, the absence of breakpoints at this time was acceptable.

Profitability. The Board reviewed PFA’s profitability analysis in connection with its management of Pinnacle MS and acknowledged that PFA earned a profit from Pinnacle MS. The Board recalled PFA’s belief that the profits were reasonable given the services provided by PFA and the business and regulatory risks related to managing a mutual fund. The Board concluded that PFA’s profitability with respect to Pinnacle MS was not excessive.

Conclusion. Having requested and reviewed such information from PFA as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that renewal of the Advisory Agreement was in the best interests of Pinnacle MS and its shareholders.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of Pinnacle MS.

Pinnacle Sherman Multi-Strategy Core Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2022

The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014.	Retired (since 2011); formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (since August2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); President, American Accounting Association (since August 2022); Vice President-Finance, American Accounting Association (2017- 2020); President, Auditing Section of the American Accounting Association (2012-2015); AICPA Auditing Standards Board Member (2009-2012); Academic Fellow, United States Securities and Exchange Commission (2005- 2006).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); President, Celeritas Rail Consulting (since June 2014); Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015).

*	As of September 30, 2022, the Trust was comprised of 32 active portfolios managed by 16 unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

09/30/22-NLFT III-v2

Pinnacle Sherman Multi-Strategy Core Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2022

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Eric Kane 1981	President	Since August 2022, indefinite	Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (since 2022); Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (2020-2022); Vice President and Counsel, Gemini Fund Services, LLC (2017-2020); Assistant Vice President, Gemini FundServices, LLC (2014-2017).
Brian Curley 1970	Treasurer	Since February 2013, indefinite	Vice President, Ultimus Fund Solutions, LLC (since 2020); Vice President, Gemini Fund Services, LLC (2015-2020).
Viktoriya Pallino 1995	Secretary	Since August 2022, indefinite	Legal Administrator II, Ultimus Fund Solutions, LLC (since 2021); Legal Administrator I, Ultimus Fund Solutions, LLC (2019-2021); Legal Administration Associate, Gemini Fund Services, LLC (2017-2019).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-985-9830.

09/30/22-NLFT III-v2

PRIVACY NOTICE

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■ Social Security number ■ Assets ■ Retirement Assets ■ Transaction History ■ Checking Account Information	■ Purchase History ■ Account Balances ■ Account Transactions ■ Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (402) 493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust III
What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-888-985-9830 or by referring to the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov. The information on Form NPORT is available without charge, upon request, by calling 1-888-985-9830.

INVESTMENT ADVISER

Pinnacle Family Advisors, LLC

620 W. Republic Road, Ste. 104

Springfield, MO 65807

ADMINISTRATOR

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

PINNACLE-A22

(b) Not applicable.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2022

Pinnacle Multi-Strategy Core Fund – $14,000

2021

Pinnacle Multi-Strategy Core Fund – $14,000

(b)	Audit-Related Fees

2022

Pinnacle Multi-Strategy Core Fund – None

2021

Pinnacle Multi-Strategy Core Fund – None

(c)	Tax Fees

2022

Pinnacle Multi-Strategy Core Fund – $3,500

2021

Pinnacle Multi-Strategy Core Fund – $3,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2022

Pinnacle Multi-Strategy Core Fund – None

2021

Pinnacle Multi-Strategy Core Fund – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2022	2021
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2022

Pinnacle Multi-Strategy Core Fund – $3,500

2021

Pinnacle Multi-Strategy Core Fund – $3,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Eric Kane

Eric Kane, Principal Executive Officer/President

Date 12/5/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Eric Kane

Eric Kane, Principal Executive Officer/President

Date 12/5/22

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 12/5/22